Exhibit 10.19

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of August 13, 2009, is entered into by and among GLOBAL AVIATION HOLDINGS INC., a Delaware corporation (“Parent”), each other Grantor (as hereinafter defined) from time to time party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent under the First-Lien Documents (as defined below) (together with its successors and assigns in such capacity from time to time, and including any collateral agent under any Refinancing of the First-Lien Indenture (as such terms are defined below), the “First-Lien Collateral Agent”), and JEFFERIES FINANCE LLC, in its capacity as collateral agent under the Second-Lien Documents (as defined below) (together with its successors and assigns in such capacity from time to time, and including any collateral agent under any Refinancing of the Second-Lien Credit Agreement (as defined below), the “Second-Lien Collateral Agent”).  Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.

RECITALS

WHEREAS, Parent, the other Grantors party thereto and the First-Lien Collateral Agent, as trustee (in such capacity and together with its successors and assigns in such capacity from time to time, and including any trustee or administrative agent under any Refinancing of the First-Lien Indenture, the “First-Lien Trustee”), have entered into that certain Indenture, dated as of the date hereof (as amended, restated, supplemented, modified and/or Refinanced from time to time, the “First-Lien Indenture”);

WHEREAS, Parent, the other Grantors party thereto, the lenders party thereto from time to time, and the Second-Lien Collateral Agent, as administrative agent (in such capacity and together with its successors and assigns in such capacity from time to time, and including any trustee or administrative agent under any Refinancing of the Second-Lien Credit Agreement (as defined below), the “Second-Lien Administrative Agent”), have entered into that certain Second-Lien Term Loan Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, modified and/or Refinanced from time to time, the “Second-Lien Credit Agreement”);

WHEREAS, the obligations of Parent and the other Grantors under the First-Lien Documents will be secured by substantially all the assets of Parent and the other Grantors, respectively, pursuant to the terms of the First-Lien Security Documents;

WHEREAS, the obligations of Parent and the other Grantors under the Second-Lien Documents will be secured by substantially all the assets of Parent and the other Grantors, respectively, pursuant to the terms of the Second-Lien Security Documents;

WHEREAS, the First-Lien Documents and the Second-Lien Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

WHEREAS, in order to induce the First-Lien Creditors and the Second-Lien Creditors to extend credit and other financial accommodations and lend monies pursuant to the

First-Lien Indenture and the Second-Lien Credit Agreement, the First-Lien Collateral Agent on behalf of the First-Lien Creditors (and each First-Lien Creditor by its acceptance of the benefits of the First-Lien Security Documents), and the Second-Lien Collateral Agent on behalf of the Second-Lien Creditors (and each Second-Lien Creditor by its acceptance of the benefits of the Second-Lien Security Documents), have agreed to the subordination, intercreditor and other provisions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  Definitions.

1.1                                 Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented and/or otherwise modified from time to time in accordance with the terms hereof.

“ATA Airlines, Inc.” means ATA Airlines, Inc., a corporation organized under the laws of the State of Indiana.

“ATA Chapter 11 Plan” means the First Amended Chapter 11 Plan of ATA Airlines, Inc., dated February 3, 2009, and all amendments, modifications and supplements thereto.

“ATA Collateral” means, collectively, (i) all right, title and interest of any Grantor under, or in respect of, the Existing Credit Documents and all supporting obligations in respect thereof, (ii) all distributions received by any Grantor, any Subsidiary thereof or any of the agents or lenders under the Existing Credit Agreement pursuant to, or on account of, the ATA Chapter 11 Plan, the Liquidating Trust Agreement or otherwise in respect of the estate of ATA Airlines, Inc. and (iii) all proceeds of the foregoing Collateral.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Cash Collateral” has the meaning set forth in Section 363(a) of the Bankruptcy Code.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both First-Lien Collateral and Second-Lien Collateral.

“Collateral Agent” means, as the context requires, collectively, the First-Lien Collateral Agent and the Second-Lien Collateral Agent.

“Comparable Second-Lien Security Document” means, in relation to any Collateral subject to any Lien created under any First-Lien Security Document, that Second-Lien Security Document which creates a Lien on the same Collateral, granted by the same Grantor.

“Creditors” means, collectively, the First-Lien Creditors and the Second-Lien Creditors.

“Discharge of First-Lien Obligations” means, except to the extent otherwise provided in Section 5.6 hereof (and subject to Section 6.5 hereof), (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective First-Lien Document, whether or not such interest would be allowed in any such Insolvency or Liquidation Proceeding) and premium, if any, on all outstanding First-Lien Obligations, (b) payment in full in cash of all other First-Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and premium (if any) are paid, (c) termination (without any prior demand for payment thereunder having been made or, if made, with such demand having been fully reimbursed in cash) or cash collateralization (in an amount and manner, and on terms, satisfactory to the First-Lien Collateral Agent) of all letters of credit issued by any First-Lien Creditor under the First-Lien Documents and (d) termination of all commitments of the First-Lien Creditors under the First-Lien Documents.

“Discharge of Second-Lien Obligations” means, except to the extent otherwise provided in Section 8.7 hereof (and subject to Section 8.13 hereof), (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective Second-Lien Document, whether or not such interest would be allowed in any such Insolvency or Liquidation Proceeding) and premium, if any, on all outstanding Second-Lien Obligations, (b) payment in full in cash of all other Second-Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and premium (if any) are paid, (c) termination (without any prior demand for payment thereunder having been made or, if made, with such demand having been fully reimbursed in cash) or cash collateralization (in an amount and manner, and on terms, satisfactory to the Second-Lien Collateral Agent) of all letters of credit issued by any Second-Lien Creditor under the Second-Lien Documents and (d) termination of all commitments of the Second-Lien Creditors under the Second-Lien Documents.

“Existing Credit Agreement” means the Amended and Restated Term Loan Agreement, dated as of August 14, 2007 and amended and restated as of June 3, 2008, as amended as of February 6, 2009, June 30, 2009 and August 13, 2009, among New ATA Acquisition, Inc. (a Subsidiary of Parent), Global Aviation Ventures SPV LLC (also a Subsidiary of Parent), as the sole lender thereunder and Jefferies Finance LLC, as administrative agent, as the same may be further amended, modified or supplemented from time to time.

“Existing Credit Documents” means the “Loan Documents” as defined in the Existing Credit Agreement.

“First-Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted) as security for any First-Lien Obligations.

“First-Lien Collateral Agent” has the meaning set forth in the first paragraph of this Agreement.

“First-Lien Creditors” means, at any relevant time, the holders of First-Lien Obligations at such time, including, without limitation, the First-Lien Holders, the First-Lien Collateral Agent and the First-Lien Trustee.

“First-Lien Documents” means the First-Lien Indenture, the other Indenture Documents (as defined in the First-Lien Indenture) and each of the other agreements, documents and instruments providing for or evidencing any First-Lien Obligation and any other document or instrument executed or delivered at any time in connection with any First-Lien Obligation, to the extent such are effective at the relevant time, as each may be amended, modified, restated, supplemented, replaced and/or Refinanced from time to time in accordance with the terms thereof and hereof.

“First-Lien Holders” means the “Holders” (or any similarly defined term, including the defined term for lenders under any Refinancing of the First-Lien Obligations consisting of loans) under, and as defined in, the First-Lien Indenture.

“First-Lien Indenture” has the meaning set forth in the recitals hereto.

“First-Lien Notes” shall mean the “Notes” under, and as defined in, the First-Lien Indenture.

“First-Lien Obligations” means all Obligations outstanding under the First-Lien Indenture and the other First-Lien Documents.  “First-Lien Obligations” shall in any event include:  (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) on or after the commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First-Lien Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys’ and/or consultants’ fees and expenses, indemnification obligations, expense reimbursement obligations and reimbursement obligations in respect of any letter of credit) incurred by the First-Lien Collateral Agent, the First-Lien Trustee and the First-Lien Creditors on or after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding, and (c) all obligations and liabilities of each Grantor under each First-Lien Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due.

“First-Lien Security Agreement” means the First-Lien Security Agreement, dated as of the date hereof, among the Grantors and the First-Lien Collateral Agent, as the same may be amended, supplemented, restated, modified and/or Refinanced from time to time.

“First-Lien Security Documents” means the Collateral Agreements (or any similarly defined term) (as defined in the First-Lien Indenture) and any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any First-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated, modified and/or Refinanced from time to time.

“First-Lien Trustee” has the meaning set forth in the recitals hereto.

“First-Priority Lien” has the meaning set forth in Section 5.1(c) hereof.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantors” means Parent, each other Issuer and each of the Guarantors that have executed and delivered, or may from time to time hereafter execute and deliver, a First-Lien Security Document or a Second-Lien Security Document.

“Guarantors” means each Subsidiary of Parent which enters into a guaranty of any First-Lien Obligations or Second-Lien Obligations.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Issuer” means, collectively, each of Parent, North American Airlines, Inc., a Delaware corporation (and a Subsidiary of Parent), and World Airways, Inc., a Delaware corporation (and also a Subsidiary of Parent) (and their respective successors and assigns).

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

“Liquidating Trust Agreement” means the First Amended and Restated Liquidating Trust Agreement for the ATA Plan Trust, dated July 23, 2009, between ATA Airlines, Inc. for the benefit of the Beneficiaries entitled to the Plan Trust Assets (each as defined in the ATA Chapter 11 Plan) and Steven S. Turoff, as plan trustee, as the same may be amended, modified or supplemented from time to time.

“New First-Lien Agent” has the meaning set forth in Section 5.6 hereof.

“New Second-Lien Agent” has the meaning set forth in Section 8.8 hereof.

“Obligations” means any and all “Obligations” (as defined in the First-Lien Indenture and as defined in the Second-Lien Credit Agreement) and any and all other obligations (including guaranty obligations) with respect to the payment and performance of (a) any principal of or interest or premium on any indebtedness, including any reimbursement obligation in respect of any letter of credit, or any other liability, including accrued interest and interest that accrues on or after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any indebtedness (including, without limitation, the retaking, holding, selling or otherwise disposing of or realizing on the Collateral), (c) any obligation to post cash collateral in respect of letters of credit or any other obligations, and (d) all performance obligations under the documentation governing any indebtedness.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” means any Collateral in the possession of the First-Lien Collateral Agent (or its agents or bailees) or, in the case of the ATA Collateral, the Second-Lien Collateral Agent (or its agents or bailees), to the extent that possession thereof is taken to perfect a Lien thereon under the Uniform Commercial Code or other applicable local law.

“Post-Petition Financing” has the meaning set forth in Section 6.1 hereof.

“Recovery” has the meaning set forth in Section 6.5 hereof.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Required First-Lien Creditors” means the First-Lien Holders holding at least a majority (or, for purposes of Section 9.3 hereof, at least two-thirds) in principal amount of the First-Lien Obligations then outstanding (or, to the extent required by the First-Lien Indenture, such higher percentage of First-Lien Holders).

“Required Second-Lien Creditors” means the Second-Lien Lenders holding at least a majority (or, for purposes of Section 9.3 hereof, at least two-thirds) in principal amount of the Second-Lien Obligations then outstanding (or, to the extent required by the Second-Lien Credit Agreement or the Second-Lien Exchange Indenture, each of the Second-Lien Lenders).

“Second-Lien Administrative Agent” has the meaning set forth in the recitals hereto.

“Second-Lien Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted) as security for any Second-Lien Obligations.

“Second-Lien Collateral Agent” has the meaning set forth in the first paragraph of this Agreement.

“Second-Lien Credit Agreement” has the meaning set forth in the recitals hereto.

“Second-Lien Creditors” means, at any relevant time, the holders of Second-Lien Obligations at such time, including, without limitation, the Second-Lien Lenders, the Second-Lien Collateral Agent, the Second-Lien Administrative Agent, the Second-Lien Trustee and any other agents and arrangers under the Second-Lien Credit Agreement.

“Second-Lien Documents” means the Second-Lien Credit Agreement, the other Loan Documents (as defined in the Second-Lien Credit Agreement), the Second-Lien Exchange Notes, the Second-Lien Exchange Indenture, the other Second-Lien Exchange Indenture Documents and each of the other agreements, documents and instruments providing for or evidencing any Second-Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second-Lien Obligation, as the same may be amended, restated, modified and/or otherwise supplemented from time to time in accordance with the terms hereof and thereof.

“Second-Lien Exchange Indenture” means the “Indenture” under, and as defined in, the Second-Lien Credit Agreement, as the same may be amended, restated, supplemented, modified and/or Refinanced from time to time.

“Second-Lien Exchange Indenture Documents” means all of the notes, indentures, purchase agreements, guaranties, security agreements, mortgages, documents, instruments and other agreements entered into pursuant to the Second-Lien Indenture, including, without limitation, the Second-Lien Exchange Indenture, the Second-Lien Exchange Notes and the Second-Lien Security Documents.

“Second-Lien Exchange Notes” means the “Exchange Notes” under, and as defined in, the Second-Lien Credit Agreement.

“Second-Lien Lenders” means, collectively, (i) the “Lenders” (or any similarly defined terms, including the defined term for holders of any Refinancing of the Second-Lien Obligations consisting of notes) under, and as defined in, the Second-Lien Credit Agreement and (ii) the “Holders” (or any similarly defined terms), if any, under, and as defined in, the Second-Lien Exchange Indenture.

“Second-Lien Obligations” means all Obligations outstanding under the Second-Lien Credit Agreement and the other Second-Lien Documents.  “Second-Lien Obligations” shall in any event include:  (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) on or after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second-Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys’ and/or consultants’ fees and expenses, indemnification obligations, expense reimbursement obligations and reimbursement obligations in respect of any letter of credit) incurred by the Second-Lien Collateral Agent, the Second-Lien Administrative Agent and the other Second-Lien Creditors on or after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding, and (c) all obligations and liabilities of each Grantor under each Second-Lien Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due.

“Second-Lien Security Agreement” means the Second-Lien Security Agreement, dated as of the date hereof, among the Grantors and the Second-Lien Collateral Agent, as the same may be amended, supplemented, restated, modified and/or Refinanced from time to time.

“Second-Lien Security Documents” means the Security Documents (or any similarly defined term) (as defined in the Second-Lien Credit Agreement or the Second-Lien Exchange Indenture, as applicable) and any other agreement, document, mortgage or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Second-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

“Second-Priority Lien” has the meaning set forth in Section 8.5(c) hereof.

“Security Documents” means, collectively, the First-Lien Security Documents and the Second-Lien Security Documents.

“Subsidiary” of any Person means and includes (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, limited liability company, association, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

“Third-Lien Creditors” has the meaning set forth in Section 9.3.

“Third-Lien Obligations” has the meaning set forth in Section 9.3.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2                                 Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder, and (h) references to Sections or clauses shall refer to those portions of this Agreement, and any references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs.

SECTION 2.  Priority of Liens.

2.1                                 Subordination; Etc.  Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens securing the Second-Lien Obligations granted on the Collateral or of any Liens securing the First-Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second-Lien Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Lien Obligations and/or Second-Lien Obligations), the Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents) hereby agrees that:  (a) any Lien on the Collateral (other than the ATA Collateral) securing any First-Lien Obligations now or hereafter held by or on behalf of the First-Lien Collateral Agent or any First-Lien Creditor or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral (other than the ATA Collateral) securing any of the Second-Lien Obligations; and (b) any Lien on the Collateral (other than the ATA Collateral) now or hereafter held by or on behalf of the Second-Lien Collateral Agent, any Second-Lien Creditor or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral (other than the ATA Collateral) securing any First-Lien Obligations.  All Liens on the Collateral (other than the ATA Collateral) securing any First-Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral (other than the ATA Collateral) securing any Second-Lien Obligations for all purposes, whether or not such Liens securing any First-Lien Obligations are subordinated to any Lien securing any other obligation of Parent, any other Grantor or any other Person.  The parties hereto acknowledge and agree that it is their intent that the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor).

2.2                                 Prohibition on Contesting Liens.  Each of the Second-Lien Collateral Agent, for itself and on behalf of each Second-Lien Creditor, and the First-Lien Collateral Agent, for itself and on behalf of each First-Lien Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity or enforceability of any Security Document or any Obligation thereunder, (ii) the validity, perfection, priority or enforceability of the Liens, mortgages, assignments and security interests granted pursuant to the Security Documents with respect to the First-Lien Obligations and the Second-Lien Obligations or (iii) the relative rights and duties of the holders of the First-Lien Obligations and the Second-Lien Obligations granted and/or established in this Agreement or any Security Document with respect to such Liens, mortgages, assignments and security interests; provided that nothing in this Agreement shall be construed to prevent or impair the rights of either Collateral Agent or any Creditor to enforce this Agreement, including the priority of the Liens securing the First-Lien Obligations and the Second-Lien Obligations as provided in this Agreement.

2.3                                 No New Liens.  The parties hereto agree that no Grantor shall grant or permit any additional Liens, or take any action to perfect any additional Liens, on any asset or property to secure any First-Lien Obligation or Second-Lien Obligation unless it has also granted a Lien on such asset or property to secure both the First-Lien Obligations and the Second-Lien Obligations and has taken all actions to perfect such Liens.  To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to any Collateral Agent and/or the other Creditors, each Collateral Agent, on behalf of itself and the other Creditors for which it is acting as Collateral Agent, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2 hereof or Section 8.4 hereof, as applicable.

2.4                                 Similar Liens and Agreements.  The parties hereto agree that, except as provided in Section 2.3 hereof, it is their intention that neither the First-Lien Collateral nor the Second-Lien Collateral be more expansive than the Second-Lien Collateral and the First-Lien Collateral, respectively.  In furtherance of the foregoing and of Section 9.9 hereof, the First-Lien Collateral Agent, the other First-Lien Creditors, the Second-Lien Collateral Agent and the other Second-Lien Creditors agree, subject to the other provisions of this Agreement:

(i)  upon request by the First-Lien Collateral Agent or the Second-Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Second-Lien Collateral or the First-Lien Collateral, respectively, and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the Second-Lien Security Documents or the First-Lien Security Documents, respectively;

(ii)  that the First-Lien Security Documents and the Second-Lien Security Documents shall be in all material respects the same forms of documents other than with respect to the priority nature of the Liens created thereunder in the respective Collateral; and

(iii)  that the guarantees for the First-Lien Obligations and the Second-Lien Obligations shall be substantially in the same form.

SECTION 3.  Enforcement.

3.1                                 Exercise of Remedies.  (a)  The provisions of this clause (a) are subject to clause (e) below in this Section 3.1, but in any event do not apply to (or in respect of) the ATA Collateral.  So long as the Discharge of First-Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against Parent or any other Grantor:  (i) the Second-Lien Collateral Agent and the other Second-Lien Creditors will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Collateral (other than the ATA Collateral) (including, without limitation, the exercise of any right under any lockbox agreement, control account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second-Lien Collateral Agent or any Second-Lien Creditor is a party) or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution and any Insolvency or Liquidation Proceeding), and will not contest, protest or object to any foreclosure proceeding or action brought by the First-Lien Collateral Agent or any other First-Lien Creditor or any other exercise by the First-Lien Collateral Agent or any other First-Lien Creditor of any rights and remedies relating to the Collateral under the First-Lien Documents or otherwise, or object to the forbearance by the First-Lien Collateral Agent or the other First-Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral (other than the ATA Collateral); and (ii) the First-Lien Collateral Agent shall have the exclusive right, and the Required First-Lien Creditors shall have the exclusive right to instruct the First-Lien Collateral Agent, to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral (other than the ATA Collateral) without any consultation with or the consent of the Second-Lien Collateral Agent or any other Second-Lien Creditor, all as though the Second-Lien Obligations did not exist; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against Parent or any other Grantor, the Second-Lien Collateral Agent may file a claim or statement of interest with respect to the Second-Lien Obligations, (B) the Second-Lien Collateral Agent may take any action (not adverse to the prior Liens on the Collateral (other than the ATA Collateral) securing the First-Lien Obligations, or the rights of the First-Lien Collateral Agent or the other First-Lien Creditors to exercise remedies in respect thereof) in order to preserve or protect its Lien on the Collateral in accordance with the terms of this Agreement, the Second-Lien Documents and applicable law, (C) the Second-Lien Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second-Lien Creditors, including any claim secured by the Collateral, if any, in each case in accordance with the terms of this Agreement, (D) the Second-Lien Creditors may file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement and (E) the Second-Lien Creditors may vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with, or not violative of, the terms of this Agreement with respect to the Second-Lien Obligations and the Collateral.  In exercising rights and remedies with respect to the Collateral (other than the ATA Collateral), the First-Lien Collateral Agent and the other First-Lien Creditors may enforce the provisions of the First-Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in accordance with the First-Lien Documents.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral (other than the ATA Collateral) upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)                                 The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, agrees that it will not take or receive any Collateral (other than the ATA Collateral) or any proceeds of Collateral (other than the ATA Collateral) in connection with the exercise of any right or remedy (including setoff) with respect to any Collateral (other than the ATA Collateral), unless and until the Discharge of First-Lien Obligations has occurred.  Without limiting the generality of the foregoing, unless and until the Discharge of First-Lien Obligations has occurred, the sole right of the Second-Lien Collateral Agent and the other Second-Lien Creditors with respect to the Collateral (other than the ATA Collateral) is to hold a Lien on the Collateral pursuant to the Second-Lien Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First-Lien Obligations has occurred in accordance with the terms of the Second-Lien Documents and applicable law.

(c)                                  The Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), (i) agrees that the Second-Lien Collateral Agent and the other Second-Lien Creditors will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the First-Lien Documents with respect to any Collateral (other than ATA Collateral), including any collection, sale, lease, exchange, transfer or other disposition of the Collateral (other than the ATA Collateral), whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Security Document or subordinate the priority of the First-Lien Obligations to the Second-Lien Obligations with respect to any Collateral (other than ATA Collateral) or grant the Liens securing the Second-Lien Obligations equal ranking to the Liens securing the First-Lien Obligations with respect to any Collateral (other than ATA Collateral) and (ii) hereby waives any and all rights it or the Second-Lien Creditors may have as a junior lien creditor or otherwise (whether arising under the UCC or under any other law) to object to the manner in which the First-Lien Collateral Agent or the other First-Lien Creditors seek to enforce or collect the First-Lien Obligations or the Liens granted in any of the Collateral

(other than the ATA Collateral), regardless of whether any action or failure to act by or on behalf of the First-Lien Collateral Agent or First-Lien Creditors is adverse to the interest of the Second-Lien Creditors.

(d)                                 The Second-Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second-Lien Security Documents or any other Second-Lien Document shall be deemed to restrict in any way the rights and remedies of the First-Lien Collateral Agent or the other First-Lien Creditors with respect to the Collateral (other than the ATA Collateral) as set forth in this Agreement and the First-Lien Documents.

(e)                                  Notwithstanding anything to the contrary in preceding clauses (a) through (d) of this Section 3.1, at any time while an “event of default” exists under (and as defined in) the Second-Lien Documents, then so long as 120 days have elapsed after notice thereof (which notice requests that enforcement action be taken with respect to the Collateral (other than the ATA Collateral)) has been received by the First-Lien Collateral Agent and so long as the respective “event of default” shall not have been cured or waived (or any acceleration in respect thereof rescinded), the Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, and the other Second-Lien Creditors may, but only if the First-Lien Collateral Agent or the First-Lien Creditors are not pursuing in good faith enforcement proceedings with respect to all or any portion of the Collateral (but excluding, for this purpose, the ATA Collateral) in a commercially reasonable manner (with any determination of which Collateral to proceed against, and in what order, to be made by the First-Lien Collateral Agent or such First-Lien Creditors in their reasonable judgment), enforce the Liens on Collateral granted pursuant to the Second-Lien Security Documents, provided that (x) any Collateral (other than the ATA Collateral) or any proceeds of Collateral (other than the ATA Collateral) received by the Second-Lien Collateral Agent or such other Second-Lien Creditor, as the case may be, in connection with the enforcement of such Lien shall be applied in accordance with Section 4 hereof and (y) the First-Lien Collateral Agent or any other First-Lien Creditors may at any time take over such enforcement proceedings, provided that the First-Lien Collateral Agent or such First-Lien Creditors, as the case may be, pursue enforcement proceedings with respect to the Collateral (other than the ATA Collateral) in a commercially reasonably manner, with any determination of which Collateral to proceed against, and in what order, to be made by the First-Lien Collateral Agent or such First-Lien Creditors in their reasonable judgment, and provided further that the Second-Lien Collateral Agent or Second-Lien Creditors, as the case may be, shall only be able to recoup (from amounts realized by the First-Lien Collateral Agent or any First-Lien Creditors) in any enforcement proceeding with respect to the Collateral (other than the ATA Collateral) (whether initiated by the First-Lien Collateral Agent or First-Lien Creditors or taken over by them as contemplated above) any expenses incurred by them in accordance with the priorities set forth in Section 4 hereof.

SECTION 4.  Payments.

4.1                                 Application of Proceeds.  So long as the Discharge of First-Lien Obligations has not occurred, (x) any proceeds of any Collateral (other than the ATA Collateral) received pursuant to the enforcement of any Security Document or the exercise of any remedial provision thereunder, (y) any proceeds of any other assets of any Grantor (other than the ATA Collateral) received pursuant to the enforcement of any other First-Lien Document or Second-

Lien Document or the exercise of any remedial provision thereunder and (z) together with all other proceeds received by any Creditor (including all funds received in respect of post-petition interest or fees and expenses) (i) as a result of any such enforcement or the exercise of any such remedial provision or (ii) as a result of any distribution of or in respect of any Collateral or other assets of any Grantor (other than, in either case, the ATA Collateral) (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any Collateral or other assets of any Grantor (or proceeds thereof) (other than, in either case, the ATA Collateral or the proceeds thereof) from any distribution of any Collateral or other assets of any Grantor (or proceeds thereof) (other than, in either case, the ATA Collateral or the proceeds thereof) upon the liquidation or dissolution of any Grantor, in each case shall be applied by the First-Lien Collateral Agent to the First-Lien Obligations in such order as specified in the relevant First-Lien Document.  Upon the Discharge of the First-Lien Obligations, the First-Lien Collateral Agent shall deliver to the Second-Lien Collateral Agent any remaining proceeds of Collateral or other assets of any Grantor held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Second-Lien Collateral Agent to the Second-Lien Obligations in such order as specified in the Second-Lien Documents.

4.2                                 Payments Over.  Until such time as the Discharge of First-Lien Obligations has occurred, except (in all cases) with respect to the ATA Collateral (or any proceeds thereof), any Collateral or other assets of any Grantor or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 hereof) (or any distribution in respect of the Collateral or other assets of any Grantor (other than, in either case, the ATA Collateral), whether or not expressly characterized as such) received by the Second-Lien Collateral Agent or any other Second-Lien Creditors in connection with the exercise of any right or remedy (including set-off) relating to such Collateral or other assets of any Grantor or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The First-Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second-Lien Collateral Agent or any such other Second-Lien Creditors.  This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

4.3                                 Subrogation.  Subject to the Discharge of First-Lien Obligations and except with respect to proceeds of Collateral, each Second-Lien Creditor shall be subrogated to the rights of the First-Lien Creditors to receive payments or distributions of assets of each Grantor to the extent of any payments made by or on behalf of any Second-Lien Creditor in accordance with Section 4.1 or 4.2 hereof until the Discharge of Second-Lien Obligations has occurred, and for the purpose of such subrogation no payments or distributions to the First-Lien Creditors made in accordance  with Section 4.1 or 4.2 hereof shall, as between each Grantor, its creditors other than the First-Lien Creditors, and each Second-Lien Creditor, be deemed to be payment by such Grantor to or on account of the First-Lien Obligations, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of each Second-Lien Creditor, on the one hand, and the First-Lien Creditors, on the other hand.

SECTION 5.  Other Agreements.

5.1                                 Releases.

(a)                                  If, in connection with:

(i)                                     the exercise of the First-Lien Collateral Agent’s remedies in respect of the Collateral (other than the ATA Collateral) provided for in Section 3.1 hereof, including any sale, lease, exchange, transfer or other disposition of any such Collateral; or

(ii)                                  any sale, lease, exchange, transfer or other disposition of any Collateral (other than the ATA Collateral) permitted under the terms of the First-Lien Documents and the Second-Lien Documents (other than in connection with the exercise of the First-Lien Collateral Agent’s remedies in respect of the Collateral which shall be governed by preceding sub-clause (i));

there occurs the release by the First-Lien Collateral Agent, acting on its own or at the direction of the Required First-Lien Creditors, (x) of any of its Liens on any part of the Collateral (other than the ATA Collateral), or (y) to the extent that any such sale, lease, exchange, transfer or other disposition is of all of the equity interests of a Grantor, then the Liens, if any, of the Second-Lien Collateral Agent, for itself and for the benefit of the Second-Lien Creditors, on such Collateral (other than the ATA Collateral) shall be automatically, unconditionally and simultaneously released, and the Second-Lien Collateral Agent, for itself or on behalf of any such Second-Lien Creditors, promptly shall execute and deliver to the First-Lien Collateral Agent or such Grantor such termination statements, releases and other documents as the First-Lien Collateral Agent or such Grantor may request to effectively confirm such release; provided however that if an “event of default” then exists under the Second-Lien Documents and the Discharge of First-Lien Obligations occurs concurrently with any such release, the Second-Lien Collateral Agent (on behalf of the Second-Lien Creditors) shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such release and the Discharge of the First-Lien Obligations.

(b)                                 Until the Discharge of First-Lien Obligations occurs, the Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, hereby irrevocably constitutes and appoints the First-Lien Collateral Agent and any officer or agent of the First-Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second-Lien Collateral Agent or such other Second-Lien Creditor or in the First-Lien Collateral Agent’s own name, from time to time in the First-Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c)                                  If, prior to the Discharge of First-Lien Obligations, a subordination of the First-Lien Collateral Agent’s Lien on any Collateral (other than the ATA Collateral) is permitted (or in good faith believed by the First-Lien Collateral Agent to be permitted) under the First-Lien

Indenture to another Lien permitted under the First-Lien Indenture (a “First Priority Lien”), then the First-Lien Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and the Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, shall promptly execute and deliver to the First-Lien Collateral Agent or the relevant Grantor an identical subordination agreement subordinating the Liens of the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors to such First Priority Lien so long as such First Priority Lien is otherwise permitted under the Second-Lien Documents or this Agreement.

5.2                                 Insurance.  Unless and until the Discharge of First-Lien Obligations has occurred, the First-Lien Collateral Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the First-Lien Documents, to adjust settlement for any insurance policy covering the Collateral (other than the ATA Collateral) in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral (other than the ATA Collateral).  Unless and until the Discharge of First-Lien Obligations has occurred, and subject to the rights of the Grantors under the First-Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Collateral (other than the ATA Collateral) shall be paid to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors pursuant to the terms of the First-Lien Documents and, after the Discharge of First-Lien Obligations has occurred, to the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors to the extent required under the Second-Lien Documents and then, to the extent no Second-Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If the Second-Lien Collateral Agent or any other Second-Lien Creditors shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the First-Lien Collateral Agent in accordance with the terms of Section 4.2 of this Agreement.

5.3                                 Amendments to First-Lien Documents and Second-Lien Documents.

(a)                                  The First-Lien Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms and the First-Lien Indenture may be Refinanced, in each case, without notice to, or the consent of, the Second-Lien Collateral Agent or the other Second-Lien Creditors, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that any such amendment, restatement, supplement, modification or Refinancing of the First-Lien Indenture shall not, without the consent of the Second-Lien Collateral Agent, provide for the aggregate outstanding principal amount of the Indebtedness under the First-Lien Indenture to exceed the amount permitted by the Second-Lien Credit Agreement (excluding, however, as a result of capitalization of interest and/or fees thereunder).

(b)                                 The Second-Lien Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms and the Second-Lien Credit Agreement and the Second-Lien Exchange Indenture may be Refinanced, in each case, without notice to, or the consent of, the First-Lien Collateral Agent or the other First-Lien Creditors, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that any such amendment, restatement, supplement, modification or Refinancing of the Second-Lien Credit Agreement or Second-Lien Exchange Indenture shall not, without the consent of the First-Lien Collateral Agent, provide for the aggregate outstanding principal amount of the Indebtedness under the Second-Lien Credit Agreement and the Second-Lien Exchange Indenture to exceed the amount permitted by the First-Lien Indenture (excluding, however, as a result of capitalization of interest and/or fees thereunder).

(c)                                  Each of Parent, each other Grantor and each Collateral Agent agrees that each Security Document shall include the following language (or language to similar effect):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of August 13, 2009 (as amended, restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Global Aviation Holdings Inc., the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, in its capacity as First-Lien Collateral Agent thereunder, and Jefferies Finance LLC, in its capacity as Second-Lien Collateral Agent thereunder.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, each of Parent, each other Grantor and the Second-Lien Collateral Agent agree that each Second-Lien Security Document covering any Collateral constituting real property shall contain such other language as the First-Lien Collateral Agent may reasonably request to reflect the subordination of such Second-Lien Security Document to the First-Lien Security Document covering such Collateral.

(d)                                 In the event the First-Lien Collateral Agent or the other First-Lien Creditors and the relevant Grantor(s) enter into any amendment, waiver or consent in respect of any of the First-Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First-Lien Security Document or changing in any manner the rights of the First-Lien Collateral Agent, the other First-Lien Creditors, Parent or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second-Lien Security Document without the consent of the Second-Lien Collateral Agent or the other Second-Lien Creditors and without any action by the Second-Lien Collateral Agent, Parent or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the Second-Lien Security Documents, except to the extent that a release of such Lien is permitted by Section 5.1 of this Agreement, (ii) imposing additional duties on the Second-Lien Collateral Agent without its consent, (iii) impacting the ATA Collateral or the Second-Lien Collateral Agent’s rights therein, or (iv) permitting other liens on the Collateral not permitted under the terms of the Second-Lien Documents or Section 6 hereof and (B) notice of such amendment, waiver or consent shall have been given to the Second-Lien Collateral Agent (although the failure to give any such notice shall in no way affect the effectiveness of any such amendment, waiver or consent).

5.4           Rights As Unsecured Creditors.  Notwithstanding anything to the contrary contained herein, the Second-Lien Collateral Agent and the other Second-Lien Creditors may exercise rights and remedies as unsecured creditors against, and may take other actions that may be asserted by unsecured creditors against, Parent or any other Grantor in accordance with the terms of the Second-Lien Documents and applicable law.   Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the Second-Lien Collateral Agent or any other Second-Lien Creditor of the required payments of interest, premium and principal on the Second-Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second-Lien Collateral Agent or any other Second-Lien Creditor of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them (other than as against the ATA Collateral).  In the event the Second-Lien Collateral Agent or any other Second-Lien Creditor becomes a judgment lien creditor in respect of Collateral (other than the ATA Collateral) as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing First-Lien Obligations on the same basis as the other Liens securing the Second-Lien Obligations are so subordinated to such First-Lien Obligations under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First-Lien Collateral Agent or the other First-Lien Creditors may have with respect to the First-Lien Collateral (other than the ATA Collateral).

5.5           Bailee for Perfection.

(a)           The First-Lien Collateral Agent acknowledges that it holds the Pledged Collateral or other Collateral in its possession or control (or in the possession or control of its agents or bailees) on behalf of itself and as bailee and agent for the Second-Lien Collateral Agent (and any assignee thereof) solely for the purpose of perfecting the security interest granted under the First-Lien Documents and the Second-Lien Documents, subject to the terms and conditions of this Section 5.5 (such bailment and agency for perfection being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC).

(b)           Until the Discharge of First-Lien Obligations has occurred, the First-Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First-Lien Documents as if the Liens of the Second-Lien Collateral Agent under the Second-Lien Security Documents did not exist.  The rights of the Second-Lien Collateral Agent shall at all times be subject to the terms of this Agreement and to the First-Lien Collateral Agent’s rights under the First-Lien Documents.

(c)           The First-Lien Collateral Agent shall have no obligation whatsoever to the First-Lien Creditors and the Second-Lien Collateral Agent or any Second-Lien Creditor to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5.  The duties or responsibilities of the First-Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.5.

(d)           The First-Lien Collateral Agent acting pursuant to this Section 5.5 shall not have by reason of the First-Lien Security Documents, the Second-Lien Security Documents,

this Agreement or any other document a fiduciary relationship in respect of the First-Lien Creditors, the Second-Lien Collateral Agent or any other Second-Lien Creditor.

(e)           Upon the Discharge of the First-Lien Obligations, the First-Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) (or proceeds thereof) together with any necessary endorsements, first, to the Second-Lien Collateral Agent, if any Second-Lien Obligations remain outstanding, and second, to Parent or the relevant Grantor if no First-Lien Obligations or Second-Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Collateral).  The First-Lien Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person’s obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

(f)            Notwithstanding anything to the contrary contained in preceding clauses (a) through (e) of this Section 5.5, (i) the Second-Lien Collateral Agent acknowledges that it holds any of the ATA Collateral in its possession or control (or in the possession or control of its agents or bailees) on behalf of itself and as bailee and agent for the First-Lien Collateral Agent (and any assignee thereof) solely for the purpose of perfecting the security interest granted under the Second-Lien Documents and the First-Lien Documents, subject to the terms and conditions of this Section 5.5(f) (such bailment and agency for perfection being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC), and (ii) the provisions of clauses (a) through (e) of this Section 5.5 shall apply mutatis mutandis to the ATA Collateral and the Second-Lien Collateral Agent’s rights and obligations in respect thereof in the same manner as such provisions apply to the other Collateral and the First-Lien Collateral Agent’s rights and obligations thereof.

5.6           When Discharge of First-Lien Obligations Deemed to Not Have Occurred.  If at any time after the Discharge of First-Lien Obligations has occurred, any of the Issuers immediately thereafter enters into any Refinancing of any First-Lien Document evidencing a First-Lien Obligation which Refinancing is permitted hereby, then such Discharge of First-Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing First-Lien Document shall automatically be treated as First-Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the first-lien collateral agent under such First-Lien Documents shall be the First-Lien Collateral Agent for all purposes of this Agreement (but otherwise subject to the provisions of clause (x) of the proviso to the first sentence of Section 9.3 hereof).  Upon receipt of a notice stating that an Issuer has entered into a new First-Lien Document (which notice shall include the identity of the new agent, such agent, the “New First-Lien Agent”), the Second-Lien Collateral Agent shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as Parent or such New First-Lien Agent may reasonably request in order to provide to the New First-Lien Agent the rights contemplated hereby and (ii) deliver to the New First-Lien Agent any Pledged Collateral in the possession of the Second-Lien Collateral Agent together with any necessary endorsements (or otherwise allow the New First-Lien Agent to obtain control of such Pledged Collateral), in each case consistent in all material respects with the terms of this Agreement.

SECTION 6.  Insolvency or Liquidation Proceedings.

6.1           Finance and Sale Issues.  (a) If Parent or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors) shall desire to permit the use of Cash Collateral  (other than with respect to any ATA Collateral, which the First-Lien Creditors agree may not be subject to any agreement respecting the consensual use of Cash Collateral without the prior written consent of the Second-Lien Collateral Agent) on which the First-Lien Collateral Agent or any other creditor of Parent or any other Grantor has a Lien or to permit Parent or any other Grantor to obtain financing (including on a priming basis), whether from the First-Lien Creditors or any other third party under Section 362, 363 or 364 of the Bankruptcy Code or any other Bankruptcy Law (each, a “Post-Petition Financing”), then the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting to or contesting), such use of Cash Collateral or Post-Petition Financing and will not request adequate protection or any other relief in connection therewith (except as expressly agreed in writing by the First-Lien Collateral Agent or to the extent permitted by Section 6.3 hereof) so long as (i) such Cash Collateral use or Post-Petition Financing is on commercially reasonable terms, (ii) the Second-Lien Collateral Agent and the other Second-Lien Creditors retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the Post-Petition Financing that are materially prejudicial to their interests, (iii) (a) the Post-Petition Financing does not compel such Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in such Post-Petition Financing documentation or a related document other than the payment in full in cash of such Post-Petition Financing or (b) such Post-Petition Financing documentation or Cash Collateral order does not expressly require the liquidation of the Collateral as an exercise of remedies prior to a default under such Post-Petition Financing documentation or Cash Collateral order, (iv) the indebtedness under such Post-Petition Financing (other than such indebtedness constituting First-Lien Obligations) is not secured by any Lien on any asset or property of any Grantor on a basis that is senior to the Liens securing the Second-Lien Obligations unless such Liens are senior or pari passu to the Liens securing the First-Lien Obligations, (v) neither the indebtedness under such Post-Petition Financing nor the “adequate protection” claims under such Cash Collateral order are secured by any ATA Collateral (and the First-Lien Creditors agree that such ATA Collateral may not be used as such security without the prior written consent of the Second-Lien Collateral Agent), and (vi) the aggregate principal amount of the Post-Petition Financing, when added to the sum of (I) the aggregate amount of indebtedness for borrowed money constituting principal outstanding under the First-Lien Indenture (except if part of the Post-Petition Financing and/or if representing interest and/or fees that have been capitalized) plus (II) the aggregate face amount of any letters of credit issued but not reimbursed under the First-Lien Documents, does not exceed the sum of (1) the aggregate principal amount of the First-Lien Obligations immediately  prior to the commencement of the respective Insolvency or Liquidation Proceeding plus (2) $10,000,000.  To the extent the Liens securing the First-Lien Obligations are subordinated to or pari passu with such Post-Petition Financing, the Liens of the Second-Lien Creditors on the Collateral (other than the ATA Collateral) shall be deemed to be subordinated, without any further action on the part of any person or entity, to the Liens securing such Post-Petition Financing (and all Obligations relating thereto), and the Liens securing the Second-Lien

Obligations shall have the same priority with respect to the Collateral relative to the Liens securing the First-Lien Obligations as if such Post-Petition Financing had not occurred.

(b)           The Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees that it will raise no objection to, oppose or contest (or join with or support any third party opposing, objecting to or contesting), a sale or other disposition of any Collateral (other than the ATA Collateral) free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the First-Lien Creditors have consented to such sale or disposition of such assets (subject to the Lien attaching to the proceeds of the Collateral in favor of the Second-Lien Collateral Agent in the same order and manner as otherwise set forth herein).

6.2           Relief from the Automatic Stay.  Until the Discharge of First-Lien Obligations has occurred, the Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees that none of them shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral (other than in respect of the ATA Collateral), without the prior written consent of the First-Lien Collateral Agent, unless their motion for adequate protection permitted under Section 6.3 hereof has been denied by the bankruptcy court having jurisdiction over the Insolvency or Liquidation Proceeding.

6.3           Adequate Protection.  The Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees that none of them shall (i) oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the First-Lien Collateral Agent or the other First-Lien Creditors for adequate protection in any Insolvency or Liquidation Proceeding (or any granting of such request) or (b) any objection by the First-Lien Collateral Agent or the other First-Lien Creditors to any motion, relief, action or proceeding based on the First-Lien Collateral Agent or the other First-Lien Creditors claiming a lack of adequate protection or (ii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code with respect to the Collateral (other than, in each case with respect to preceding clauses (i) and (ii), with respect to the ATA Collateral or as otherwise permitted by Section 6.6 hereof) except that, (A) if the First-Lien Collateral Agent or the First-Lien Creditors are granted adequate protection in the form of replacement Liens on the Grantors’ assets, the Second-Lien Creditors or the Second-Lien Collateral Agent on their behalf may seek or request adequate protection in the form of a replacement Lien on the same assets of the Grantors as awarded to the First-Lien Creditors, which Lien, however, will be subordinated to the Liens securing the First-Lien Obligations (including any replacement Liens granted in respect of the First-Lien Obligations) and any Post-Petition Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Lien Obligations are so subordinated to the First-Lien Obligations under this Agreement (it being understood that any replacement Lien on the ATA Collateral in favor of the First-Lien Obligations shall be governed by Section 8.11 hereof), and (B) if the First-Lien Collateral Agent or the First-Lien Creditors are granted non-monetary adequate protection in the form of reports, notices, inspection rights, increased or additional insurance policies and similar forms of non-monetary adequate protection, the Second-Lien Creditors or the Second-Lien Collateral Agent on their behalf shall be entitled to receive from the respective Grantor similar non-monetary adequate protection to the extent provided to the First-Lien Collateral Agent or the First-Lien Creditors.

6.4           No Waiver; Reorganization Securities.  (a) Except with respect to the ATA Collateral or as otherwise specified in this Agreement, nothing contained herein shall prohibit or in any way limit the First-Lien Collateral Agent or any First-Lien Creditor from objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second-Lien Collateral Agent or any other Second-Lien Creditor, including the seeking by the Second-Lien Collateral Agent or any other Second-Lien Creditor of adequate protection or the assertion by the Second-Lien Collateral Agent or any other Second-Lien Creditor of any of its rights and remedies under the Second-Lien Documents or otherwise.

(b)           If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First-Lien Obligations and on account of Second-Lien Obligations, then, to the extent the debt obligations distributed on account of the First-Lien Obligations and on account of the Second-Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.5           Preference Issues.  If any First-Lien Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of Parent or any other Grantor any amount (a “Recovery”), then the First-Lien Obligations shall be reinstated to the extent of such Recovery and the First-Lien Creditors shall be entitled to a reinstatement of First-Lien Obligations with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.  Any amounts received by the Second Lien Collateral Agent or any Second Lien Creditor on account of the Second-Lien Obligations after the termination of this Agreement (other than in respect of any ATA Collateral) shall, in the event of a reinstatement of this Agreement pursuant to this Section 6.5, be held in trust for and paid over to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors, for application to the reinstated First-Lien Obligations.  This Section 6.5 shall survive termination of this Agreement.

6.6           Post-Petition Interest.

(a)           Subject to the provisions of this Section 6.6, neither the Second-Lien Collateral Agent nor any other Second-Lien Creditor shall oppose or seek to challenge any claim by the First-Lien Collateral Agent or any other First-Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of First-Lien Obligations consisting of post-petition interest, fees or expenses other than on the basis that the value of (i) the Collateral (other than the ATA Collateral) plus (ii) the residual value of the ATA Collateral after taking into account the full amount of the Second-Lien Obligations does not exceed the amount of the First-Lien

Obligations; provided, however, to the extent that any such payments are made to the First-Lien Creditors in respect of the value of the ATA Collateral and are later recharacterized as payments of principal by the applicable bankruptcy court, such payments shall, upon such recharacterization, be turned over to the Second-Lien Creditors and applied to the Second-Lien Obligations in accordance with Section 8.3 hereof.  Subject to the foregoing, regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the First-Lien Creditors, and is intended to provide the First-Lien Creditors with the right, to receive payment from the Collateral (other than from the ATA Collateral except as otherwise provided herein) of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of Parent or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

(b)           Neither the First-Lien Collateral Agent nor any other First-Lien Creditor shall oppose or seek to challenge any claim by the Second-Lien Collateral Agent or any other Second-Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of Second-Lien Obligations consisting of post-petition interest, fees or expenses so long as either (x) the First-Lien Creditors are receiving post-petition interest, fees or expenses in at least the same form being requested by the Second-Lien Creditors; provided, however, to the extent that any such payments are made to the Second-Lien Creditors in respect of the value of the Collateral (other than the value of the ATA Collateral) and are later recharacterized as payments of principal by the applicable bankruptcy court, such payments shall, upon such recharacterization, be turned over to the First-Lien Creditors and applied to the First-Lien Obligations in accordance with Section 4 hereof or (y) the Second-Lien Creditors are receiving post-petition interest, fees or expenses based on the value of the ATA Collateral.

(c)           Without limiting the foregoing, it is the intention of the parties hereto that (and to the maximum extent permitted by law the parties hereto agree that) the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor).

6.7           Waiver.  The Second-Lien Collateral Agent, for itself and on behalf of the other Second-Lien Creditors, waives any claim it may hereafter have against any First-Lien Creditor arising out of the election by any First-Lien Creditor of the application to the claims of any First-Lien Creditor of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any Cash Collateral (other than proceeds from any ATA Collateral)  or Post-Petition Financing arrangement or out of any grant of a security interest in connection with the Collateral (other than any ATA Collateral) in any Insolvency or Liquidation Proceeding.

6.8           Limitations.  Except as otherwise provided in Section 6.6(a) hereof, so long as the Discharge of First-Lien Obligations has not occurred, without the express written consent of the First-Lien Collateral Agent, none of the Second-Lien Creditors shall (or shall join with or support any third party making, opposing, objecting or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any of the First-Lien Creditors or the value of any claims of First-Lien Creditors under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the First-Lien Creditors of interest, fees or expenses under Section 506(b) of the Bankruptcy Code (except, in each case, to the extent relating to the value of the ATA Collateral).

SECTION 7.  Reliance; Waivers; Etc.

7.1           Reliance.  Other than any reliance on the terms of this Agreement, the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under the First-Lien Documents, acknowledges that it and the other First-Lien Creditors have, independently and without reliance on the Second-Lien Collateral Agent or any other Second-Lien Creditors, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First-Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under any First-Lien Document or this Agreement.  Other than any reliance on the terms of this Agreement, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, acknowledges that it and the other Second-Lien Creditors have, independently and without reliance on the First-Lien Collateral Agent or any other First-Lien Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second-Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second-Lien Documents or this Agreement.

7.2           No Warranties or Liability.  The First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under the First-Lien Documents, acknowledges and agrees that each of the Second-Lien Collateral Agent and the other Second-Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second-Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  The Second-Lien Creditors will be entitled to manage and supervise the Obligations under the Second-Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate in accordance with the terms of the Second-Lien Documents.  The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, acknowledges and agrees that each of the First-Lien Collateral Agent and the First-Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First-Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  The First-Lien Creditors will be entitled to manage and supervise the Obligations under their respective First-Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate in accordance with the terms of the First-Lien Documents.  The Second-Lien Collateral Agent and the other Second-Lien Creditors shall have no duty to the First-Lien Collateral Agent or any of the other First-Lien Creditors, and the First-Lien Collateral Agent and the other First-Lien Creditors shall have no duty to the Second-Lien Collateral Agent or any of the Second-Lien Creditors, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with Parent or any other

Grantor (including under the First-Lien Documents and the Second-Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3           No Waiver of Lien Priorities.

(a)           No right of the First-Lien Creditors, the First-Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First-Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any of Parent or any other Grantor or by any act or failure to act by any First-Lien Creditor or the First-Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First-Lien Documents or any of the Second-Lien Documents, regardless of any knowledge thereof which the First-Lien Collateral Agent or the First-Lien Creditors, or any of them, may have or be otherwise charged with.

(b)           No right of the Second-Lien Creditors, the Second-Lien Collateral Agent or any of them to enforce any provision of this Agreement or any Second-Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any of Parent or any other Grantor or by any act or failure to act by any Second-Lien Creditor or the Second-Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Second-Lien Documents or any of the First-Lien Documents, regardless of any knowledge thereof which the Second-Lien Collateral Agent or the Second-Lien Creditors, or any of them, may have or be otherwise charged with.

(c)           Without in any way limiting the generality of Section 7.3(a) hereof (but subject to the rights of Parent and the other Grantors under the First-Lien Documents and except as otherwise expressly provided in this Agreement), the First-Lien Creditors, the First-Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First-Lien Documents and/or applicable law, without the consent of, or notice to, the Second-Lien Collateral Agent or any other Second-Lien Creditor, without incurring any liabilities to the Second-Lien Collateral Agent or any other Second-Lien Creditor and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second-Lien Collateral Agent or any Second-Lien Creditors is affected, impaired or extinguished thereby) do any one or more of the following:

(i)            make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(ii)           change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First-Lien Obligations or any Lien on any First-Lien Collateral or guaranty thereof or any liability of Parent or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First-Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First-Lien Collateral Agent or any of the First-Lien Creditors, the First-Lien Obligations or any of the First-Lien Documents;

(iii)          sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First-Lien Collateral or any liability of Parent or any other Grantor to the First-Lien Creditors or the First-Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iv)          settle or compromise any First-Lien Obligation or any other liability of Parent or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First-Lien Obligations) in any manner or order;

(v)           exercise or delay in or refrain from exercising any right or remedy against Parent or any other Grantor or any other Person or with respect to any security, elect any remedy and otherwise deal freely with Parent, any other Grantor or any First-Lien Collateral and any security and any guarantor or any liability of Parent or any other Grantor to the First-Lien Creditors or any liability incurred directly or indirectly in respect thereof; and

(vi)          release or discharge any First-Lien Obligation or any guaranty thereof or any agreement or obligation of Parent, any other Grantor or any other Person or entity with respect thereto.

(d)           Without in any way limiting the generality of Section 7.3(b) hereof (but subject to the rights of Parent and the other Grantors under the Second-Lien Documents and except as otherwise expressly provided in this Agreement), the Second-Lien Creditors, the Second-Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the Second-Lien Documents and/or applicable law, without the consent of, or notice to, the First-Lien Collateral Agent or any other First-Lien Creditor, without incurring any liabilities to the First-Lien Collateral Agent or any other First-Lien Creditor and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the First-Lien Collateral Agent or any First-Lien Creditors is affected, impaired or extinguished thereby) do any one or more of the following:

(i)            make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(ii)           change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Second-Lien Obligations or any Lien on any Second-Lien Collateral or guaranty thereof or any liability of Parent or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Second-Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Second-Lien Collateral Agent or any of the Second-Lien Creditors, the Second-Lien Obligations or any of the Second-Lien Documents;

(iii)          sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Second-Lien Collateral or any liability of Parent or any other Grantor to the Second-Lien Creditors or the Second-Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iv)          settle or compromise any Second-Lien Obligation or any other liability of Parent or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Second-Lien Obligations) in any manner or order;

(v)           exercise or delay in or refrain from exercising any right or remedy against Parent or any other Grantor or any other Person or with respect to any security, elect any remedy and otherwise deal freely with Parent, any other Grantor or any Second-Lien Collateral and any security and any guarantor or any liability of Parent or any other Grantor to the Second-Lien Creditors or any liability incurred directly or indirectly in respect thereof; and

(vi)          release or discharge any Second-Lien Obligation or any guaranty thereof or any agreement or obligation of Parent, any other Grantor or any other Person or entity with respect thereto.

(e)           The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral (other than the ATA Collateral) or any other similar rights a junior secured creditor may have under applicable law with respect to the Collateral (other than the ATA Collateral).

(f)            The First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents), agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ATA Collateral or any other similar rights a junior secured creditor may have under applicable law with respect to the ATA Collateral.

7.4           Waiver of Liability.

(a)           Except with respect to the rights of the Second-Lien Collateral Agent or the other Second-Lien Creditors set forth in this Agreement, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, also agrees that the First-Lien Creditors and the First-Lien Collateral Agent shall have no liability to the Second-Lien Collateral Agent or any other Second-Lien Creditors, and the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, hereby waives any claim against any First-Lien Creditor or the First-Lien Collateral Agent, arising out of any and all actions which the First-Lien Creditors or the First-Lien Collateral Agent may take or permit or omit to take with respect to:  (i) the First-Lien Documents (including, without limitation, any failure to perfect or obtain perfected security interests in the First-Lien Collateral to the extent securing the First-Lien Obligations), (ii) the collection of the First-Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any First-Lien Collateral (other than the ATA Collateral).  The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, agrees that the First-Lien Creditors and the First-Lien Collateral Agent have no duty, express or implied, fiduciary or otherwise, to them in respect of the maintenance or preservation of the First-Lien Collateral, the First-Lien Obligations or otherwise (except to the extent set forth in this Agreement).  Neither the First-Lien Collateral Agent nor any other First-Lien Creditor nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of Parent or any other Grantor or upon the request of the Second-Lien Collateral Agent, any other holder of Second-Lien Obligations or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (except to the extent provided in this Agreement with respect to the ATA Collateral).  Without limiting the foregoing, each Second-Lien Creditor by accepting the benefits of the Second-Lien Security Documents agrees that neither the First-Lien Collateral Agent nor any other First-Lien Creditor (in directing the First-Lien Collateral Agent to take any action with respect to the Collateral) shall have any duty or obligation to realize first upon any type of Collateral or to sell, dispose of or otherwise liquidate all or any portion of the Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any class of Creditors holding Obligations of any type (whether First-Lien Obligations or Second-Lien Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such class of Creditors from such realization, sale, disposition or liquidation.

(b)           Except with respect to the rights of the First-Lien Collateral Agent and the other First-Lien Creditors set forth in this Agreement, the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, also agrees that the Second-Lien Creditors and the Second-Lien Collateral Agent shall have no liability to the First-Lien Collateral Agent or any other First-Lien Creditors, and the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, hereby waives any claim against any Second-Lien Creditor or the Second-Lien Collateral Agent, arising out of any and all actions which the Second-Lien Creditors or the Second-Lien Collateral Agent may take or permit or omit to take with respect to: (i) the Second-

Lien Documents (including, without limitation, any failure to perfect or obtain perfected security interests in the ATA Collateral), (ii) the collection of the Second-Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any ATA Collateral.  The First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, agrees that the Second-Lien Creditors and the Second-Lien Collateral Agent have no duty, express or implied, fiduciary or otherwise, to them in respect of the maintenance or preservation of the Second-Lien Collateral, the Second-Lien Obligations or otherwise (except to the extent set forth in this Agreement).  Neither the Second-Lien Collateral Agent nor any other Second-Lien Creditor nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the ATA Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any ATA Collateral upon the request of Parent or any other Grantor or upon the request of the First-Lien Collateral Agent, any other holder of First-Lien Obligations or any other Person or to take any other action whatsoever with regard to the ATA Collateral or any part thereof.  Without limiting the foregoing, each First-Lien Creditor by accepting the benefits of the First-Lien Security Documents agrees that neither the Second-Lien Collateral Agent nor any other Second-Lien Creditor (in directing the Second-Lien Collateral Agent to take any action with respect to the ATA Collateral) shall have any duty or obligation to realize first upon any type of ATA Collateral or to sell, dispose of or otherwise liquidate all or any portion of the ATA Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any class of Creditors holding Obligations of any type (whether Second-Lien Obligations or First-Lien Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such class of Creditors from such realization, sale, disposition or liquidation.

(c)           With respect to its share of the Obligations, both Wells Fargo Bank, National Association and Jefferies Finance LLC shall have and may exercise the same rights and powers hereunder as, and shall be subject to the same obligations and liabilities as and to the extent set forth herein for, any other Creditor, all as if either such Person were not the First-Lien Collateral Agent or the Second-Lien Collateral Agent.  The term “Creditors” or any similar term shall, unless the context clearly otherwise indicates, include each such Person in its individual capacity as a Creditor.  Each such Person and its affiliates may lend money to, and generally engage in any kind of business with, the Grantors or any of their Affiliates as if they were not acting as the First-Lien Collateral Agent or Second-Lien Collateral Agent and without any duty to account therefor to any other Creditor.

7.5           Obligations Unconditional.  All rights, interests, agreements and obligations of the First-Lien Collateral Agent and the other First-Lien Creditors and the Second-Lien Collateral Agent and the other Second-Lien Creditors, respectively, hereunder (including the Lien priorities established hereby) shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any First-Lien Document or any Second-Lien Document;

(b)           any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Lien Obligations or Second-Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First-Lien Document or any Second-Lien Document;

(c)           any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First-Lien Obligations or Second-Lien Obligations or any guarantee thereof;

(d)           the commencement of any Insolvency or Liquidation Proceeding in respect of Parent or any other Grantor; or

(e)           any other circumstances which otherwise might constitute a defense available to, or a discharge of, Parent or any other Grantor in respect of the First-Lien Obligations, or of the Second-Lien Collateral Agent or any Second-Lien Creditor in respect of this Agreement.

SECTION 8.  Certain Additional Provisions Regarding ATA Collateral.

8.1           Subordination; Etc.  Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens securing the First-Lien Obligations granted on the ATA Collateral or of any Liens securing the Second-Lien Obligations granted on the ATA Collateral and notwithstanding any provision of the UCC, or any applicable law or the First-Lien Credit Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Lien Obligations and/or Second-Lien Obligations), the First-Lien Collateral Agent, on behalf of itself and the other First-Lien Creditors, and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents) hereby agrees that:  (a) any Lien on the ATA Collateral securing any Second-Lien Obligations now or hereafter held by or on behalf of the Second-Lien Collateral Agent or any Second-Lien Creditor or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the ATA Collateral securing any of the First-Lien Obligations; and (b) any Lien on the ATA Collateral now or hereafter held by or on behalf of the First-Lien Collateral Agent, any First-Lien Creditor or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the ATA Collateral securing any Second-Lien Obligations.  All Liens on the ATA Collateral securing any Second-Lien Obligations shall be and remain senior in all respects and prior to all Liens on the ATA Collateral securing any First-Lien Obligations for all purposes, whether or not such Liens securing any Second-Lien Obligations are subordinated to any Lien securing any other obligation of Parent, any other Grantor or any other Person.  The parties hereto acknowledge and agree that it is their intent that the Second-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the First-Lien Obligations (and the security therefor).

8.2           Exercise of Remedies.

(a)           The provisions of this clause (a) are subject to clause (e) below in this Section 8.2.  So long as the Discharge of Second-Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against Parent or any other Grantor:  (i) the First-Lien Collateral Agent and the other First-Lien Creditors will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any ATA Collateral or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies with respect to any ATA Collateral (including any action of foreclosure, enforcement, collection or execution and any Insolvency or Liquidation Proceeding), and will not contest, protest or object to any foreclosure proceeding or action brought by the Second-Lien Collateral Agent or any other Second-Lien Creditor or any other exercise by the Second-Lien Collateral Agent or any other Second-Lien Creditor of any rights and remedies relating to the ATA Collateral under the Second-Lien Documents or otherwise, or object to the forbearance by the Second-Lien Collateral Agent or the other Second-Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the ATA Collateral; and (ii) the Second-Lien Collateral Agent shall have the exclusive right, and the Required Second-Lien Creditors shall have the exclusive right to instruct the Second-Lien Collateral Agent, to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the ATA Collateral without any consultation with or the consent of the First-Lien Collateral Agent or any other First-Lien Creditor, all as though the First-Lien Obligations did not exist; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against Parent or any other Grantor, the First-Lien Collateral Agent may file a claim or statement of interest with respect to the First-Lien Obligations, (B) the First-Lien Collateral Agent may take any action (not adverse to the prior Liens on the ATA Collateral securing the Second-Lien Obligations, or the rights of the Second-Lien Collateral Agent or the other Second-Lien Creditors to exercise remedies in respect thereof) in order to preserve or protect its Lien on the ATA Collateral in accordance with the terms of this Agreement, the First-Lien Documents and applicable law, (C) the First-Lien Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the First-Lien Creditors, including any claim secured by the ATA Collateral, if any, in each case in accordance with the terms of this Agreement, (D) the First-Lien Creditors may file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement and (E) the First-Lien Creditors may vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with, or not violative of, the terms of this Agreement with respect to the First-Lien Obligations and the ATA Collateral.  In exercising rights and remedies with respect to the ATA Collateral, the Second-Lien Collateral Agent and the other Second-Lien Creditors may enforce the provisions of the Second-Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in accordance with the Second-Lien Documents and applicable law.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of ATA Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)           The First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, agrees that it will not take or receive any ATA Collateral or any proceeds of ATA Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any ATA Collateral, unless and until the Discharge of Second-Lien Obligations has occurred.  Without limiting the generality of the foregoing, unless and until the Discharge of Second-Lien Obligations has occurred, the sole right of the First-Lien Collateral Agent and the other First-Lien Creditors with respect to the ATA Collateral is to hold a Lien on the ATA Collateral pursuant to the First-Lien Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the Second-Lien Obligations has occurred in accordance with the terms of the First-Lien Documents and applicable law.

(c)           The First-Lien Collateral Agent, for itself and on behalf of the First-Lien Creditors, and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents), (i) agrees that the First-Lien Collateral Agent and the other First-Lien Creditors will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the Second-Lien Documents with respect to the ATA Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the ATA Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Security Document or subordinate the priority of the Second-Lien Obligations to the First-Lien Obligations with respect to the ATA Collateral or grant the Liens securing the First-Lien Obligations equal ranking to the Liens securing the Second-Lien Obligations and (ii) hereby waives any and all rights it or the First-Lien Creditors may have as a junior lien creditor or otherwise (whether arising under the UCC or under any other law) to object to the manner in which the Second-Lien Collateral Agent or the other Second-Lien Creditors seek to enforce or collect the Second-Lien Obligations or the Liens granted in any of the ATA Collateral, regardless of whether any action or failure to act by or on behalf of the Second-Lien Collateral Agent or Second-Lien Creditors is adverse to the interest of the First-Lien Creditors.

(d)           The First-Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the First-Lien Security Documents or any other First-Lien Document shall be deemed to restrict in any way the rights and remedies of the Second-Lien Collateral Agent or the other Second-Lien Creditors with respect to the ATA Collateral as set forth in this Agreement and the Second-Lien Documents.

(e)           Notwithstanding anything to the contrary in preceding clauses (a) through (d) of this Section 8.2, at any time while an “event of default” exists under (and as defined in) the First-Lien Documents, then so long as 120 days have elapsed after notice thereof (which notice requests that enforcement action be taken with respect to the ATA Collateral) has been received by the Second-Lien Collateral Agent and so long as the respective “event of default” shall not have been cured or waived (or any acceleration in respect thereof rescinded), the First-Lien Collateral Agent, for itself and on behalf of the First-Lien Creditors, and the other First-Lien Creditors may, but only if the Second-Lien Collateral Agent or the Second-Lien Creditors are not pursuing in good faith enforcement proceedings with respect to all or any portion of the ATA Collateral in a commercially reasonable manner (with any determination of which ATA Collateral to proceed against, and in what order, to be made by the Second-Lien Collateral Agent or such Second-Lien Creditors in their reasonable judgment), enforce the Liens on ATA

Collateral granted pursuant to the First-Lien Security Documents, provided that (x) any ATA Collateral or any proceeds of ATA Collateral received by the First-Lien Collateral Agent or such other First-Lien Creditor, as the case may be, in connection with the enforcement of such Lien shall be applied in accordance with Section 8.3 hereof and (y) the Second-Lien Collateral Agent or any other Second-Lien Creditors may at any time take over such enforcement proceedings, provided that the Second-Lien Collateral Agent or such Second-Lien Creditors, as the case may be, pursue enforcement proceedings with respect to the ATA Collateral in a commercially reasonably manner, with any determination of which ATA Collateral to proceed against, and in what order, to be made by the Second-Lien Collateral Agent or such Second-Lien Creditors in their reasonable judgment, and provided further that the First-Lien Collateral Agent or First-Lien Creditors, as the case may be, shall only be able to recoup (from amounts realized by the Second-Lien Collateral Agent or any Second-Lien Creditors) in any enforcement proceeding with respect to the ATA Collateral (whether initiated by the Second-Lien Collateral Agent or Second-Lien Creditors or taken over by them as contemplated above) any expenses incurred by them in accordance with the priorities set forth in Section 8.3 hereof.

8.3           Application of Proceeds.  So long as the Discharge of Second-Lien Obligations has not occurred, any proceeds of any ATA Collateral pursuant to the enforcement of any Security Document or the exercise of any remedial provision thereunder, together with all other proceeds received by any Creditor (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any ATA Collateral (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any ATA Collateral (or proceeds thereof) to the payment thereof or any distribution of ATA Collateral (or proceeds thereof) upon the liquidation or dissolution of any Grantor, shall be applied by the Second-Lien Collateral Agent to the Second-Lien Obligations in such order as specified in the relevant Second-Lien Document.  Upon the Discharge of the Second-Lien Obligations, the Second-Lien Collateral Agent shall deliver to the First-Lien Collateral Agent any remaining proceeds of ATA Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the First-Lien Collateral Agent to the First-Lien Obligations in such order as specified in the First-Lien Documents

8.4           Payments Over.  Until such time as the Discharge of Second-Lien Obligations has occurred, any ATA Collateral or proceeds thereof (or any distribution in respect of the ATA Collateral, whether or not expressly characterized as such) received by the First-Lien Collateral Agent or any other First-Lien Creditors in connection with the exercise of any right or remedy (including set-off) relating to the ATA Collateral or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Second-Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the First-Lien Collateral Agent or any such other First-Lien Creditors.  This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

8.5           Releases.

(a)           If, in connection with:

(i)            the exercise of the Second-Lien Collateral Agent’s remedies in respect of the ATA Collateral provided for in Section 8.2 hereof, including any sale, lease, exchange, transfer or other disposition of any such ATA Collateral; or

(ii)           any sale, lease, exchange, transfer or other disposition of any ATA Collateral permitted under the terms of the Second-Lien Documents and the First-Lien Documents (other than in connection with the exercise of the Second-Lien Collateral Agent’s remedies in respect of the ATA Collateral which shall be governed by preceding sub-clause (i));

there occurs the release by the Second-Lien Collateral Agent, acting on its own or at the direction of the Required Second-Lien Creditors, of any of its Liens on any part of the ATA Collateral, then the Liens, if any, of the First-Lien Collateral Agent, for itself and for the benefit of the First-Lien Creditors, on such ATA Collateral shall be automatically, unconditionally and simultaneously released, and the First-Lien Collateral Agent, for itself or on behalf of any such First-Lien Creditors, promptly shall execute and deliver to the Second-Lien Collateral Agent or such Grantor such termination statements, releases and other documents as the Second-Lien Collateral Agent or such Grantor may request to effectively confirm such release; provided however that if an “event of default” then exists under the First-Lien Documents and the Discharge of Second-Lien Obligations occurs concurrently with any such release, the First-Lien Collateral Agent (on behalf of the First-Lien Creditors) shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such release and the Discharge of the Second-Lien Obligations.

(b)           Until the Discharge of Second-Lien Obligations occurs, the First-Lien Collateral Agent, for itself and on behalf of the First-Lien Creditors, hereby irrevocably constitutes and appoints the Second-Lien Collateral Agent and any officer or agent of the Second-Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the First-Lien Collateral Agent or such other First-Lien Creditor or in the Second-Lien Collateral Agent’s own name, from time to time in the Second-Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 8.5, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 8.5, including any termination statements, endorsements or other instruments of transfer or release.

(c)           If, prior to the Discharge of Second-Lien Obligations, a subordination of the Second-Lien Collateral Agent’s Lien on any ATA Collateral is permitted (or in good faith believed by the Second-Lien Collateral Agent to be permitted) under the Second-Lien Documents to another Lien permitted under the Second-Lien Documents (a “Second Priority Lien”), then the Second-Lien Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and the First-Lien Collateral Agent, for itself and on behalf of the First-Lien Creditors, shall promptly execute and deliver to the Second-Lien Collateral Agent or the relevant Grantor an identical subordination agreement subordinating the Liens of the First-Lien Collateral Agent for the

benefit of the First-Lien Creditors to such Second Priority Lien so long as such Second Priority Lien is otherwise permitted under the First-Lien Documents or this Agreement.

8.6           Insurance.  Unless and until the Discharge of Second-Lien Obligations has occurred, the Second-Lien Collateral Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Second-Lien Documents, to adjust settlement for any insurance policy covering the ATA Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the ATA Collateral.  Unless and until the Discharge of Second-Lien Obligations has occurred, and subject to the rights of the Grantors under the Second-Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the ATA Collateral shall be paid to the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors pursuant to the terms of the Second-Lien Documents and, after the Discharge of Second-Lien Obligations has occurred, to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors to the extent required under the First-Lien Documents and then, to the extent no First-Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If the First-Lien Collateral Agent or any other First-Lien Creditors shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Section 8.6, it shall pay such proceeds over to the Second-Lien Collateral Agent in accordance with the terms of Section 8.4 of this Agreement.

8.7           Certain Rights of First-Lien Creditors.  Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the First-Lien Collateral Agent or any other First-Lien Creditor of the required payments of interest, premium and principal on the First-Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the First-Lien Collateral Agent or any other First-Lien Creditor of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them with respect to the ATA Collateral.  In the event the First-Lien Collateral Agent or any other First-Lien Creditor becomes a judgment lien creditor in respect of ATA Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Second-Lien Obligations on the same basis as the other Liens on the ATA Collateral securing the First-Lien Obligations are so subordinated to such Second-Lien Obligations under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Second-Lien Collateral Agent or the other Second-Lien Creditors may have with respect to the ATA Collateral.

8.8           When Discharge of Second-Lien Obligations Deemed to Not Have Occurred.  If at any time after the Discharge of Second-Lien Obligations has occurred, any of the Issuers immediately thereafter enters into any Refinancing of any Second-Lien Document evidencing a Second-Lien Obligation which Refinancing is permitted hereby, then such Discharge of Second-Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing Second-Lien Document shall automatically be treated as Second-Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the second-lien collateral agent under such Second-Lien Documents shall be the Second-Lien Collateral Agent for all purposes of this Agreement (but otherwise subject to the provisions of clause (x) of the proviso to the first sentence of Section 9.3 hereof).  Upon receipt of a notice stating that an Issuer has entered into a new Second-Lien Document (which notice shall include the identity of the new agent, such agent, the “New Second-Lien Agent”), the First-Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as Parent or such New Second-Lien Agent may reasonably request in order to provide to the New Second-Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

8.9           Finance and Sale Issues.  (a) If Parent or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Second-Lien Collateral Agent (acting at the direction of the Required Second-Lien Creditors) shall desire to permit the use of Cash Collateral  with respect to any ATA Collateral (or proceeds thereof) on which the Second-Lien Collateral Agent or any other creditor of Parent or any other Grantor has a Lien or to permit Parent or any other Grantor to obtain Post-Petition Financing (including on a priming basis) that is secured by the ATA Collateral, whether from the Second-Lien Creditors or any other third party under Section 362, 363 or 364 of the Bankruptcy Code or any other Bankruptcy Law, then the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents), agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting to or contesting), such use of Cash Collateral or Post-Petition Financing and will not request adequate protection or any other relief in connection therewith (except as expressly agreed in writing by the Second-Lien Collateral Agent or to the extent permitted by Section 8.11 hereof) so long as (i) such Cash Collateral use or such Post-Petition Financing is on commercially reasonable terms, (ii) the First-Lien Collateral Agent and the First-Lien Creditors retain the right to object to any ancillary agreements or arrangements regarding such Cash Collateral use or such Post-Petition Financing that are materially prejudicial to their interests, (iii) (a) such Post-Petition Financing does not compel such Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in such Post-Petition Financing documentation or a related document other than payment in full in cash of such Post-Petition Financing or (b) such Post-Petition Financing documentation or Cash Collateral order does not expressly require the liquidation of the ATA Collateral as an exercise of remedies prior to a default under such Post-Petition Financing documentation or Cash Collateral order, (iv) the indebtedness under such Post-Petition Financing (other than such Indebtedness constituting Second-Lien Obligations) is not secured by any Lien on any ATA Collateral on a basis that is senior to the Liens securing the First-Lien Obligations unless such Liens are senior or pari passu to the Liens securing the Second-Lien Obligations, and (v) the aggregate principal amount of such Post-Petition Financing, when added to the sum of (I) the aggregate amount of indebtedness for borrowed money constituting principal outstanding under the Second-Lien Documents (except if part of such such Post-Petition Financing and/or if representing interest and/or fees that have been capitalized) plus (II) the aggregate face amount of any letters of credit issued but not reimbursed under the Second-Lien Documents, does not exceed the sum of (1) the aggregate principal amount of the Second-Lien Obligations due immediately prior to the commencement of the respective Insolvency or Liquidation Proceeding, plus (2) $5,000,000.  To the extent the Liens on the ATA Collateral securing the Second-Lien Obligations are subordinated to or pari passu with such Post-Petition Financing, the Liens of the First-Lien Creditors on the ATA Collateral shall be deemed to be subordinated, without any further action on the part of any person or entity, to the Liens securing such Post-Petition

Financing (and all Obligations relating thereto), and the Liens securing the First-Lien Obligations shall have the same priority with respect to the ATA Collateral relative to the Liens securing the Second-Lien Obligations as if such Post-Petition Financing had not occurred.

(b)           The First-Lien Collateral Agent, on behalf of itself and the other First-Lien Creditors, and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents), agrees that it will raise no objection to, oppose or contest (or join with or support any third party opposing, objecting to or contesting), a sale or other disposition of any ATA Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Second-Lien Creditors have consented to such sale or disposition of such assets (subject to the Lien attaching to the proceeds of the ATA Collateral in favor of the First-Lien Collateral Agent in the same order and manner as otherwise set forth herein).

8.10         Relief from the Automatic Stay.  Until the Discharge of Second-Lien Obligations has occurred, the First-Lien Collateral Agent, on behalf of itself and the other First-Lien Creditors, and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents), agrees that none of them shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the ATA Collateral, without the prior written consent of the Second-Lien Collateral Agent, unless their motion for adequate protection permitted under Section 8.11  hereof has been denied by the bankruptcy court having jurisdiction over the Insolvency or Liquidation Proceeding.

8.11         Adequate Protection.  The First-Lien Collateral Agent, on behalf of itself and the other First-Lien Creditors, and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents), agrees that none of them shall (i) oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the Second-Lien Collateral Agent or the other Second-Lien Creditors for adequate protection in any Insolvency or Liquidation Proceeding (or any granting of such request) or (b) any objection by the Second-Lien Collateral Agent or the other Second-Lien Creditors to any motion, relief, action or proceeding based on the Second-Lien Collateral Agent or the other Second-Lien Creditors claiming a lack of adequate protection or (ii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code, in each case with respect to the ATA Collateral except that, (A) if the Second-Lien Collateral Agent or the Second-Lien Creditors are granted adequate protection in the form of replacement Liens on the ATA Collateral, the First-Lien Creditors or the First-Lien Collateral Agent on their behalf may seek or request adequate protection in the form of a replacement Lien on the same ATA Collateral as awarded to the Second-Lien Creditors, which Lien, however, will be subordinated to the Liens securing the Second-Lien Obligations (including any replacement Liens granted in respect of the Second-Lien Obligations) and any Post-Petition Financing secured by the ATA Collateral as permitted by Section 8.9 hereof (and all Obligations relating thereto) on the same basis as the other Liens securing the First-Lien Obligations on the ATA Collateral are so subordinated to the Second-Lien Obligations under this Agreement, and (B) if the Second-Lien Collateral Agent or the Second-Lien Creditors are granted non-monetary adequate protection in the form of reports, notices, inspection rights, increased or additional insurance policies and similar forms of non-monetary adequate protection, the First-Lien Creditors or the First-Lien Collateral Agent on their behalf shall be entitled to receive from the respective Grantor similar non-monetary adequate protection to the extent provided to the Second-Lien Collateral Agent or the Second-Lien Creditors.

8.12         No Waiver; Reorganization Securities.  (a) Solely with respect to the ATA Collateral or as otherwise specified in this Agreement, nothing contained herein shall prohibit or in any way limit the Second-Lien Collateral Agent or any Second-Lien Creditor from objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the First-Lien Collateral Agent or any other First-Lien Creditor, including the seeking by the First-Lien Collateral Agent or any other First-Lien Creditor of adequate protection or the assertion by the First-Lien Collateral Agent or any other First-Lien Creditor of any of its rights and remedies under the First-Lien Documents or otherwise.

(b)           If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any ATA Collateral are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First-Lien Obligations and on account of Second-Lien Obligations, then, to the extent the debt obligations distributed on account of the First-Lien Obligations and on account of the Second-Lien Obligations are secured by Liens upon the ATA Collateral, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

8.13         Preference Issues.  If any Second-Lien Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of Parent or any other Grantor any Recovery, then the Second-Lien Obligations shall be reinstated to the extent of such Recovery and the Second-Lien Creditors shall be entitled to a reinstatement of Second-Lien Obligations with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.  Any amounts received by the First-Lien Collateral Agent or any First-Lien Creditor from the ATA Collateral and on account of the First-Lien Obligations after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 8.13, be held in trust for and paid over to the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors, for application to the reinstated Second-Lien Obligations.  This Section 8.13 shall survive termination of this Agreement.

8.14         Post-Petition Interest.  The Second-Lien Collateral Agent and the other Second-Lien Creditors shall be entitled to receive and retain in any Insolvency or Liquidation Proceeding Second-Lien Obligations consisting of post-petition interest, fees or expenses as provided in Section 6.6(b) hereof.  Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the Second-Lien Creditors, and is intended to provide the Second-Lien Creditors with the right, to receive payment from the ATA Collateral and, subject to the provisions of Section 6.6 hereof, the other Collateral of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of Parent or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

8.15         Waiver.  The First-Lien Collateral Agent, for itself and on behalf of the other First-Lien Creditors, waives any claim it may hereafter have against any Second-Lien Creditor arising out of the election by any Second-Lien Creditor of the application to the claims of any Second-Lien Creditor of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any Collateral representing proceeds of ATA Collateral or Post-Petition Financing arrangement secured by ATA Collateral or out of any grant of a security interest in connection with the ATA Collateral in any Insolvency or Liquidation Proceeding.

8.16         Limitations.  So long as the Discharge of Second-Lien Obligations has not occurred, without the express written consent of the Second-Lien Collateral Agent, none of the First-Lien Creditors shall (or shall join with or support any third party making, opposing, objecting or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any of the Second-Lien Creditors or the value of any claims of Second-Lien Creditors under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Second-Lien Creditors of interest, fees or expenses under Section 506(b) of the Bankruptcy Code, in each case, to the extent relating to the value of the ATA Collateral.

SECTION 9.  Miscellaneous.

9.1           Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of the First-Lien Documents or the Second-Lien Documents, the provisions of this Agreement shall govern and control.  Notwithstanding the foregoing, the parties hereto acknowledge that the terms of this Agreement are not intended to and shall not negate any rights granted to any Grantor in the First-Lien Documents and the Second-Lien Documents or impose any obligations on the Grantors (other than as expressly set forth herein).

9.2           Effectiveness; Continuing Nature of this Agreement; Severability.  This Agreement shall become effective when executed and delivered by the parties hereto.  This is a continuing agreement of lien subordination and the Creditors may continue, at any time and without notice to any Collateral Agent or any other Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of Parent or any other Grantor constituting First-Lien Obligations or Second-Lien Obligations, as applicable, in reliance hereon.  Each Collateral Agent, on behalf of itself and the respective Creditors for which it is acting as Collateral Agent, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Without limiting the generality of the foregoing, this Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  All references to Parent or any other Grantor shall include Parent or such Grantor as debtor and debtor-in-possession and any receiver or trustee for Parent or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.  This Agreement shall terminate and be of no further force and effect, (i) with respect to the Second-Lien Collateral Agent, the other Second-Lien Creditors and the Second-Lien Obligations, the date of the Discharge of Second-Lien Obligations, subject to the rights of Second-Lien Creditors under Section 8.13 herein and (ii) with respect to the First-Lien Collateral Agent, the other First-Lien Creditors and the First-Lien Obligations, the date of the Discharge of First-Lien Obligations, subject to the rights of the First-Lien Creditors under Section 6.5 hereof.

9.3           Amendments; Waivers.  No amendment, modification or waiver of any of the provisions of this Agreement by the Second-Lien Collateral Agent or the First-Lien Collateral Agent shall be made unless the same shall be in writing signed on behalf of each party hereto (with the consent of the Required First-Lien Creditors and the Required Second-Lien Creditors); provided that (x) each Collateral Agent may, without the written consent of any other Creditor, agree to modifications of this Agreement for the purpose of securing additional extensions of credit (including pursuant to the First-Lien Documents, the Second-Lien Documents or any Refinancing or extension thereof) and adding new creditors as “First-Lien Creditors”, “Second-Lien Creditors”, “Third-Lien Creditors” (as defined below and to the extent applicable) and “Creditors” hereunder, so long as such extensions (and resulting additions) do not otherwise give rise to a violation of the express terms of the First-Lien Documents or the Second-Lien Documents, it being understood and agreed, however, that notwithstanding anything to the contrary contained in this Agreement, to the extent that the Second-Lien Credit Agreement or the Second-Lien Exchange Indenture is Refinanced with Permitted Second Lien Refinancing Indebtedness (as defined in the First-Lien Indenture as in effect on the date hereof), the Liens on all of the Collateral securing such Permitted Second Lien Refinancing Indebtedness (including on the ATA Collateral) shall be junior and subordinated to the Liens on all of the Collateral (including the ATA Collateral) securing the First-Lien Obligations and any remaining Second-Lien Obligations after giving effect to the incurrence of such Permitted Second Lien Refinancing Indebtedness on a basis consistent with the terms of this Agreement on which the Liens of the Second-Lien Collateral Agent are subordinated to the Liens of the First-Lien Collateral Agent (and vice versa as it relates to the ATA Collateral) (in which case, if any such then existing Second-Lien Obligations remain outstanding, such Permitted Second Lien Refinancing Indebtedness shall be referred to herein as “Third-Lien Obligations” and the holders thereof as “Third-Lien Creditors”),  and (y) additional Grantors may be added as parties hereto in accordance with the provisions of Section 9.18 of this Agreement.  Each waiver of the terms of this Agreement, if any, shall be a waiver only with respect to the specific instance involved and shall not impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights, interests, liabilities or privileges are directly affected (it being agreed that the consent of the Grantors shall be required for any amendment, modification or waiver of any provision of this Agreement to the extent that any such amendment, modification or waiver would negate any rights expressly granted to any Grantor in the First-Lien Documents and the Second-Lien Documents or would impose any obligations on the Grantors other than as expressly set forth herein or in the First- Lien Documents or the Second- Lien Documents).

9.4           Information Concerning Financial Condition of Parent and its Subsidiaries.  The First-Lien Collateral Agent and the First-Lien Creditors, on the one hand, and the Second-Lien Collateral Agent and the other Second-Lien Creditors, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of Parent and its Subsidiaries and all endorsers and/or guarantors of the First-Lien Obligations or the Second-Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First-Lien Obligations or the Second-Lien Obligations.  The First-Lien Collateral Agent  and the other First-Lien Creditors shall have no duty to advise the Second-Lien Collateral Agent or any other Second-Lien Creditor of information known to it or them regarding such condition or any such circumstances or otherwise, and the Second-Lien Collateral Agent and the other Second-Lien Creditors shall have no duty to advise the First-Lien Collateral Agent or any other First-Lien Creditor of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event the First-Lien Collateral Agent or any of the other First-Lien Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second-Lien Collateral Agent or any other Second-Lien Creditor, it or they shall be under no obligation (w) to make, and the First-Lien Collateral Agent and the other First-Lien Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.  In the event the Second-Lien Collateral Agent or any of the other Second-Lien Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the First-Lien Collateral Agent or any other First-Lien Creditor, it or they shall be under no obligation (w) to make, and the Second-Lien Collateral Agent and the other Second-Lien Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

9.5           Subrogation.

(a)           Subject to the Discharge of First-Lien Obligations, with respect to the value of any payments or distributions in cash, property or other assets that the Second-Lien Creditors or Second-Lien Collateral Agent pay over to the First-Lien Collateral Agent or any of the other First-Lien Creditors under the terms of this Agreement, the Second-Lien Creditors and the Second-Lien Collateral Agent shall be subrogated to the rights of the First-Lien Collateral Agent and such other First-Lien Creditors; provided that, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First-Lien Obligations has occurred.  Each of Parent and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by the Second-Lien Collateral Agent or the other Second-Lien Creditors and paid over to the First-Lien Collateral Agent or the other First-Lien Creditors pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce and shall not increase any of the Obligations owed by Parent or any other Grantor under the Second-Lien Documents.

(b)           Subject to the Discharge of Second-Lien Obligations, with respect to the value of any payments or distributions in cash, property or other assets that the First-Lien Creditors or First-Lien Collateral Agent pay over to the Second-Lien Collateral Agent or any of the other Second-Lien Creditors under the terms of this Agreement with respect to the ATA Collateral, the First-Lien Creditors and the First-Lien Collateral Agent shall be subrogated to the rights of the Second-Lien Collateral Agent and such other Second-Lien Creditors; provided that, the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Second-Lien Obligations has occurred.  Each of Parent and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by the First-Lien Collateral Agent or the other First-Lien Creditors and paid over to the Second-Lien Collateral Agent or the other Second-Lien Creditors pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce and shall not increase any of the Obligations owed by Parent or any other Grantor under the First-Lien Documents.

9.6           Application of Payments.

(a)           All payments received by the First-Lien Collateral Agent or the other First-Lien Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the First-Lien Obligations as the First-Lien Creditors, in their sole discretion, deem appropriate in accordance with the First-Lien Documents.  The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, assents to any extension or postponement of the time of payment of the First-Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First-Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefore.

(b)           All payments received by the Second-Lien Collateral Agent or the other Second-Lien Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the Second-Lien Obligations as the Second-Lien Creditors, in their sole discretion, deem appropriate in accordance with the Second-Lien Documents.  The First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, assents to any extension or postponement of the time of payment of the Second-Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Second-Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefore.

9.7           SUBMISSION TO JURISDICTION; WAIVERS.  (a)  THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK

SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)           THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN  SECTION 9.7(a) HEREOF.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)           EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST-LIEN DOCUMENTS AND THE SECOND-LIEN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9.8           Notices.  All notices to the Second-Lien Creditors and the First-Lien Creditors permitted or required under this Agreement may be sent to the Second-Lien Collateral Agent and the First-Lien Collateral Agent, respectively.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, (i) the addresses of each Collateral Agent shall be as set forth opposite such Collateral Agent’s name on the signature pages hereto and (ii) the addresses of each Grantor shall be as set forth in the respective Security Documents, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

9.9           Further Assurances.  Each of the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, Parent and each other Grantor, agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First-Lien Collateral Agent or the Second-Lien Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.  Each First-Lien Creditor, by its acceptance of the benefits of the First-Lien Documents, agrees to be bound by the agreements herein made by it and the First-Lien Collateral Agent, on its behalf.  Each Second-Lien Creditor, by its acceptance of the benefits of the Second-Lien Documents, agrees to be bound by the agreements herein made by it and the Second-Lien Collateral Agent, on its behalf.

9.10         APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

9.11         Binding on Successors and Assigns.  This Agreement shall be binding upon First-Lien Collateral Agent, the other First-Lien Creditors, the Second-Lien Collateral Agent, the other Second-Lien Creditors and their respective successors and assigns.

9.12         Specific Performance.  Each of the First-Lien Collateral Agent and the Second-Lien Collateral Agent may demand specific performance of this Agreement.  Each of the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, and the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First-Lien Collateral Agent or the Second-Lien Collateral Agent, as the case may be.

9.13         Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

9.14         Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

9.15         Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

9.16         No Third Party Beneficiaries; Effect of Agreement.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First-Lien Creditors and the Second-Lien Creditors.  No other Person shall have or be entitled to assert rights or benefits hereunder.  Nothing in this Agreement shall impair, as between each of the Grantors and the First-Lien Collateral Agent and the First-Lien Creditors, on the one hand, and each of the Grantors and the Second-Lien Collateral and the Second-Lien Creditors, on the other hand, the obligations of each Grantor to pay principal, interest, fees and other amounts as provided in the First-Lien Documents and the Second-Lien Documents, respectively.

9.17         Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Lien Creditors on the one hand and the Second-Lien Creditors on the other hand.  None of Parent, any other Grantor or any other creditor thereof shall have any rights hereunder.  Nothing in this Agreement is intended to or shall impair the obligations of Parent or any other Grantor, which are absolute and unconditional, to pay the First-Lien Obligations and the Second-Lien Obligations as and when the same shall become due and payable in accordance with the terms of the First-Lien Documents and the Second-Lien Documents, respectively.

9.18         Grantors; Additional Grantors.  It is understood and agreed that Parent and each other Grantor on the date of this Agreement shall constitute the original Grantors party hereto.  Each Subsidiary of Parent which becomes a Guarantor after the date hereof and is required to become a party hereto (as a Grantor) pursuant to the First-Lien Indenture or the Second-Lien Credit Agreement may become a party hereto by executing delivering a counterpart hereof to the First-Lien Collateral Agent and the Second-Lien Collateral Agent or by executing and delivering a joinder agreement in form and substance reasonably satisfactory to each Collateral Agent.  The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Guarantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

* * *

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

Notice Address:	FIRST-LIEN COLLATERAL AGENT

Attention:	WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as FirstLien Collateral Agent
Telephone No.: ( )
Telecopier No.: ( )	By:	/s/ Elizabeth T. Wagner
Name: Elizabeth T. Wagner
Title: Vice President

Intercreditor Agreement

SECOND-LIEN COLLATERAL AGENT

Notice Address:	JEFFERIES FINANCE LLC, in its capacity as SecondLien Collateral Agent
520 Madison Avenue
18th Floor	By:	/s/ E. Joseph Hess
New York, New York 10022		Name: E. Joseph Hess
Attention: E. Joseph Hess		Title: Managing Director
Telephone No.: (212) 284-8168
Telecopier No.: (212) 284-3444

Intercreditor Agreement

GLOBAL AVIATION HOLDINGS INC.,
as Grantor

By:	/s/ Mark M. McMillin
Name: Mark M. McMillin
Title: Sr. VP, General Counsel

NORTH AMERICAN AIRLINES, INC.,
as Grantor

By:	/s/ Mark M. McMillin
Name: Mark M. McMillin
Title: Sr. VP, General Counsel

WORLD AIRWAYS, INC.,
as Grantor

By:	/s/ Mark M. McMillin
Name: Mark M. McMillin
Title: Sr. VP, General Counsel

NEW ATA ACQUISITION INC.,
as Grantor

By:	/s/ Mark M. McMillin
Name: Mark M. McMillin
Title: Sr. VP, General Counsel

NEW ATA INVESTMENT INC.,
as Grantor

By:	/s/ Mark M. McMillin
Name: Mark M. McMillin
Title: Sr. VP, General Counsel

WORLD AIR HOLDINGS, INC.,
as Grantor

By:	/s/ Mark M. McMillin
Name: Mark M. McMillin
Title: Sr. VP, General Counsel:

Intercreditor Agreement

WORLD AIRWAYS PARTS COMPANY, LLC,
as Grantor

By:	/s/ Mark M. McMillin
Name: Mark M. McMillin
Title: Sr. VP, General Counsel

GLOBAL AVIATION VENTURES SPV LLC,
as Grantor

By:	/s/ Mark M. McMillin
Name: Mark M. McMillin
Title: Sr. VP, General Counsel

Intercreditor Agreement